




CIRCOR

Energy
Aerospace & Defense
Industrial

First Quarter 2018

Investor Review

Presented May 2, 2018

Safe Harbor

CIRCOR

This presentation contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this presentation that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the recently acquired Fluid Handling business; changes in industry standards or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

See final page for information on the use of non-GAAP financial measures.

Q1 2018 Results

($ millions, except EPS)

Orders


326
184
Up 77%
Q1 2017
Q1 2018

Organic Growth	-1%
Acquisition	74%
FX Translation	4%
Total Orders Change	77%

Net Revenue


$276
$145
Up 90%
Q1 2017
Q1 2018

Organic Growth	4%
Acquisition	81%
FX Translation	4%
Total Net Revenue Change	90%

EPS


GAAP
Adjusted*
$0.29
$(0.88)
$0.32
$0.40
Q1 2017
Q1 2018
Q1 2017
Q1 2018

EPS: Diluted Earnings Per Share

** Reflects a non-GAAP measure, see CIRCOR's Q1 2018 earnings press release for definitions and a reconciliation to GAAP*

Q1 2018 Orders

($ millions)

Year-over-Year Comparison

	Industrial				Energy				Aerospace & Defense			
	Reported		Pro Forma Combined (1)		Reported		Pro Forma Combined (1)		Reported		Pro Forma Combined (1)	
	$	%	$	%	$	%	$	%	$	%	$	%
2017	27.7		105.6		100.0		123.7		56.4		64.7	
Organic	(0.4)	-1%	20.4	19%	8.8	9%	2.0	2%	(11.0)	-20%	(7.2)	-11%
Acquisitions	107.4	388%	-	0%	16.9	17%	-	0%	12.1	22%	-	0%
FX	1.9	7%	10.6	10%	4.1	4%	4.1	3%	2.3	4%	2.3	4%
Total change	108.9	394%	31.0	29%	29.8	30%	6.1	5%	3.4	6%	(4.9)	-7%
2018	136.6		136.6		129.8		129.8		59.8		59.8	

(1) Pro Forma Combined reflects order changes as though Fluid Handling was acquired January 1, 2017

Industrial Segment Highlights

CIRCOR

($ millions)

	Q1 2018	Prior Year	YOY Change
Net Revenues	117.1	27.4	328%
Segment Operating Income	12.9	4.4	195%
Segment Operating Margin	11.1%	16.0%	-490 bps

Net Revenues Bridge

	Reported		Pro Forma Combined (1)	
	$	%	$	%
Q1 2017	27.4		112.7	
Organic	(1.5)	(5)%	(5.2)	(5)%
Acquisitions	89.4	326%	-	0%
FX	1.8	7%	9.6	9%
Total growth	89.7	328%	4.4	4%
Q1 2018	117.1		117.1	

(1) Pro Forma Combined reflects revenue changes as though Fluid Handling was acquired January 1, 2017

Comments

- **Q1 2018 revenues**
  - Increased shipments in Pumps EMEA
  - Lower shipments in Pumps North America
  - Lower demand for control valves for power market
- **Q1 2018 segment operating margin**
  - Restructuring and cost reduction benefits
  - Unfavorable mix in Valves EMEA businesses

Energy Segment Highlights

CIRCOR

($ millions)

	Q1 2018	Prior Year	YOY Change
Net Revenues	100.0	76.2	31%
Segment Operating Income	5.7	6.4	-11%
Segment Operating Margin	5.7%	8.4%	-270 bps

Net Revenues Bridge

	Reported		Pro Forma Combined (1)	
	$	%	$	%
Q1 2017	76.2		91.8	
Organic	6.8	9%	6.1	7%
Acquisitions	14.7	19%	-	0%
FX	2.3	3%	2.1	2%
Total growth	23.8	31%	8.2	9%
Q1 2018	100.0		100.0	

(1) Pro Forma Combined reflects revenue changes as though Fluid Handling was acquired January 1, 2017

Comments

- **Q1 2018 revenues**
  - Distributed Valves up 30%
  - Refinery Valves up approximately 15%
  - Engineered Valves volume down
  - Reliability Services business acquired in Dec. 2017
- **Q1 2018 segment operating margin**
  - Reliability Services at break-even
  - Higher costs in Distributed Valves
  - Engineered Valves loss in quarter
  - Refinery Valves margin expansion

Aerospace & Defense Segment Highlights

CIRCOR

($ millions)

	Q1 2018	Prior Year	YOY Change
Net Revenues	58.5	41.6	41%
Segment Operating Income	8.9	3.8	136%
Segment Operating Margin	15.3%	9.1%	620 bps

Net Revenues Bridge

	Reported		Pro Forma Combined (1)	
	$	%	$	%
Q1 2017	41.6		52.3	
Organic	1.1	3%	4.0	8%
Acquisitions	13.7	33%	-	0%
FX	2.1	5%	2.2	4%
Total growth	16.9	41%	4.4	12%
Q1 2018	58.5		58.5	

(1) Pro Forma Combined reflects revenue changes as though Fluid Handling was acquired January 1, 2017

Comments

- **Q1 2018 revenues**
  - Higher volumes in Defense business
  - Pumps for defense market acquired in Dec. 2017
- **Q1 2018 segment operating margin**
  - Benefit from higher volumes
  - Price increase
  - Operational improvements
  - Favorable mix

Q1 P&L Highlights

CIRCOR

($ millions, except EPS)

	Q1 2018			Q1 2017		
	Reported GAAP	Special & Restructuring Charges	Adjusted	Reported GAAP	Special & Restructuring Charges	Adjusted
Net Revenue	275.6	-	275.6	145.2	-	145.2
Operating (Loss) Income	(13.4)	33.2	19.8	7.4	1.7	9.1
Net Interest (Expense)	(11.8)	-	(11.8)	(1.7)	-	(1.7)
Other Income (Expense)	1.9	-	1.9	(0.2)	-	(0.2)
Pre-Tax (Loss) Income	(23.3)	33.2	9.8	5.5	1.7	7.2
Benefit from (provision for) income taxes	5.9	(7.7)	(1.8)	(0.7)	(1.1)	(1.8)
Net (Loss) Income	(17.4)	25.5	8.0	4.8	0.6	5.4
Tax Rate	25.2%		18.4%	12.6%		25.3%
Diluted EPS	(0.88)	1.28	0.40	0.29	0.04	0.32
Weighted Avg. Diluted Shares	19.8		20.0	16.7		16.7

Special & Restructuring Charges	Q1 2018
Charges in Cost of Goods Sold	
Amortization of Fluid Handling inventory step-up	6.6
Acquisition-related amortization	5.6
Restructuring costs	0.5
Subtotal	12.7
Charges in SG&A	
Acquisition-related amortization	8.0
Engineered Valves restructuring	5.9
Reliability Services restructuring	2.1
Pumps-EMEA restructuring	0.8
Fluid Handling Separation Costs	2.5
Other	1.2
Subtotal	20.5
Total Special & Restructuring Charges	33.2

Cash Flow and Debt Position

CIRCOR

($ millions)

	Q1 2018	Q1 2017
Cash Flow from Operations	-	16
Capital Expenditures, net	(8)	(3)
Free Cash Flow	(8)	13

	1-Apr-18	2-Apr-17
Total Debt	824	243
Cash and Cash Equivalents	123	66
Net Debt	701	177
Net Debt to Equity	119%	43%

Note: Cash and cash equivalents at April 1, 2018 includes approximately $56 million to be returned to seller of Fluid Handling.

Q2 Guidance as of May 2, 2018

($ millions, except EPS)

	Q2 2018 Low	Q2 2018 High
Net Revenue	$ 275	$ 285
Expected Adjusted Earnings Per Share	$ 0.44	$ 0.54
Expected Special / Restructuring Charges per share:		
- Special Charges - M&A amortization related	$ (0.53)	$ (0.51)
- Restructuring Charges & Special Charges	$ (0.18)	$ (0.12)

End Market Overview

CIRCOR

Segment	Trends	Outlook
 Industrial	▪ Continued strong demand for machinery and rotating equipment ▪ Chemical processing strength in N. America and Asia ▪ Global increase in wastewater construction and processing ▪ Energy efficiency initiatives growth	
 Commercial Marine	▪ Shipbuilding demand showing signs of recovery ▪ Expanded global fleet aging, increasing aftermarket demand ▪ Continued growth in trade import and export volume	
 Oil & Gas	▪ Strength in unconventional N. America ▪ Moderate increase in upstream outside N. America ▪ Refining capacity growth in Middle East and Asia Pacific ▪ Refining expansions and upgrades in the Americas	
 Aerospace	▪ Commercial aircraft build rates and backlog at historic highs ▪ Global airline passenger traffic growth ▪ Ramp up of newer programs	


Defense
	▪ Global increases in defense spending
	▪ Key programs to receive increased funding / ramping up
	    ▪ Submarines / aircraft carriers
	    ▪ F35 Joint Strike Fighter
		

Use of Non-GAAP Financial Measures

Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow, organic growth and pro forma combined amounts. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company's current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company's current financial results with the Company's past financial results in a consistent manner.

For example:

- *We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.*
- *We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.*
- *We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.*
- *We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.*

CIRCOR's management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company's operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States.
A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's first-quarter 2018 news release available on its website at www.CIRCOR.com.

Figures labeled "Adjusted" exclude certain charges and recoveries. A description of these charges and recoveries and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's first-quarter 2018 news release available on its website at www.CIRCOR.com.

APPENDIX

Group Structure

CIRCOR

($ millions)

CIRCOR by End Market

Sales Mix

ENERGY



Other
Midstream
Upstream
Downstream

INDUSTRIAL



Other
Marine
Industrial

A&D



Other
Commercial
Defense

Product Lines

ENERGY
- Distributed Valves
- Refinery Valves
- Instrumentation & Sampling
- Engineered Valves
- Reliability Services

INDUSTRIAL
- Industrial EMEA (Pumps & Valves)
- Industrial Americas (Pumps & Valves)
- Commercial Marine (Pumps)

A&D
- Commercial Aerospace
- Defense